                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 27, 1997
                                                 -------------------------------


               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                    0-12538                    59-2197264
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)              Identification No.)



Two North Riverside Plaza, Suite 1100, Chicago, Illinois           60606-2607
--------------------------------------------------------------------------------
        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (312) 207-0020
                                                   ----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




                      This document consists of 49 pages.


                    The Exhibit Index is located on page 3.

ITEM 2.DISPOSITION OF ASSETS
----------------------------

First Capital Institutional Real Estate, Ltd. - 1 & 2, d/b/a Houston Lighting and Power, a joint venture (the "Venture") in which First Capital Institutional Real Estate, Ltd. - 1 (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as 12621 Featherwood Building ("Featherwood"), located in Houston, Texas to Transwestern Investment Company L.L.C., a Delaware Limited Liability Company, an unrelated party.

The closing of this transaction occurred on June 27, 1997. Featherwood was sold for cash pursuant to arm's-length negotiations. The sale price was $3,146,700, of which the Registrant's share was $1,573,300. Sales Proceeds received by the Registrant approximated $1,496,000, which is net of estimated closing expenses. The Registrant will record a net (loss) for financial reporting purposes of approximately $(115,000) from this transaction. The Registrant will distribute $1,495,800 or $24.93 per Unit on November 30, 1997 to Limited Partners of record as of June 27, 1997.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------  --------------------------------------------
         (page 5)  Pro Forma Financial Information


         Exhibits

         2.1 (page 10) Contract for Purchase of Real Property, executed May 1997, between First Capital Institutional Real Estate, Ltd. - 1 & 2, d/b/a Houston Lighting and Power, a Florida joint venture ("Seller") and Transwestern Investment Company L.L.C., a Delaware Limited Liability Company ("Purchaser");

         2.2 (page 41) First Amendment to Agreement of Purchase and Sale, executed June 12, 1997, between Seller and Purchaser;

         2.3 (page 43) Closing statement, dated June 27, 1997, between Seller and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST CAPITAL INSTITUTIONAL REAL ESTATE LTD. - 1

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As Managing General Partner

July 11, 1997            By: /s/      DOUGLAS CROCKER II
-------------                -------------------------------------
   (Date)                             DOUGLAS CROCKER II
                             President and Chief Executive Officer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sales of Featherwood and the properties previously sold during 1997 (collectively, the "Properties") had occurred on March 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the three months ended March 31, 1997 has been presented as if the sales of Properties had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of Properties had occurred on December 31, 1995. In the opinion of the Managing General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1995 and 1996 and March 31, 1997, nor do they purport to represent the future results of operations of the Registrant.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                   Previous         Pro Forma
                                                  March 31,       Pro Forma        Pro Forma         Balance
                                                    1997         Adjustments      Adjustments         Sheet
                                                ------------     ------------     ------------     ------------
Investment in commercial rental properties:
  Land                                          $  5,501,700     $   (497,800)    $ (2,652,800)    $  2,351,100
  Buildings and improvements                      31,625,800       (2,403,900)     (20,960,300)       8,261,600
                                                ------------     ------------     ------------     ------------
                                                  37,127,500       (2,901,700)     (23,613,100)      10,612,700
  Accumulated depreciation and amortization      (13,374,100)       1,345,000        8,628,800       (3,400,300)
                                                ------------     ------------     ------------     ------------
  Total investment properties, net of
   accumulated depreciation and amortization      23,753,400       (1,556,700)     (14,984,300)       7,212,400
Cash and cash equivalents                          2,287,700        1,496,000       16,120,000       19,903,700
Investment in debt securities                      1,975,400                                          1,975,400
Rents receivable                                      71,800           (1,900)         (66,500)           3,400
Other assets                                          29,900           (3,000)         (22,500)           4,400
                                                ------------     ------------     ------------     ------------
                                                $ 28,118,200     $    (65,600)    $  1,046,700     $ 29,099,300
                                                ============     ============     ============     ============

                            LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses         $    324,100     $    (22,500)    $   (118,400)    $    183,200
  Due to Affiliates                                   18,700                                             18,700
  Real estate commissions due to Affiliate           403,000                                            403,000
  Security deposits                                  150,000                          (105,800)          44,200
  Distributions payable                              420,000        1,495,700       16,080,000       17,995,700
  Other liabilities                                   87,300          (58,300)                           29,000
                                                ------------     ------------     ------------     ------------
                                                   1,403,100        1,414,900       15,855,800       18,673,800
                                                ------------     ------------     ------------     ------------
Partners' capital:
  General Partners (deficit)                        (471,100)          (1,300)         606,000          133,600
  Limited Partners (60,000 Units issued
   and outstanding)                               27,186,200       (1,479,200)     (15,415,100)      10,291,900
                                                ------------     ------------     ------------     ------------
                                                  26,715,100       (1,480,500)     (14,809,100)      10,425,500
                                                ------------     ------------     ------------     ------------
                                                $ 28,118,200     $    (65,600)    $  1,046,700     $ 29,099,300
                                                ============     ============     ============     ============

      The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 1

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                        Three Months Ended March 31, 1997
                                           -----------------------------------------------------------
                                                                                           Pro Forma
                                           Statement of                      Previous     Statement of
                                            Income and       Pro Forma       Pro Forma     Income and
                                             Expenses       Adjustments     Adjustments     Expenses
                                           -------------    -----------    ------------   ------------
Income:
  Rental                                   $   1,232,100    $         0    $   (810,900)  $    421,200
  Interest                                        58,600              0               0         58,600
                                           -------------    -----------    ------------   ------------
                                               1,290,700              0        (810,900)       479,800
                                           -------------    -----------    ------------   ------------
Expenses:
  Depreciation and amortization                  292,600        (11,000)       (202,500)        79,100
  Property operating:
    Affiliates                                    56,400         (1,400)        (31,300)        23,700
    Nonaffiliates                                262,000        (10,900)       (168,200)        82,900
  Real estate taxes                              105,100        (13,300)        (47,000)        44,800
  Insurance - Affiliate                           11,100         (2,500)         (5,900)         2,700
  Repairs and maintenance                        145,400         (5,900)        (76,000)        63,500
  General and administrative:
    Affiliates                                     6,100                                         6,100
    Nonaffiliates                                 43,200                                        43,200
                                           -------------    -----------    ------------   ------------

                                                 921,900        (45,000)       (530,900)       346,000
                                           -------------    -----------    ------------   ------------

Net income                                 $     368,800    $    45,000    $   (280,000)  $    133,800
                                           =============    ===========    ============   ============

Net (loss) allocated to General Partners   $     (22,700)   $     1,400    $     15,500   $     (5,800)
                                           =============    ===========    ============   ============

Net income allocated to Limited Partners   $     391,500    $    43,600    $   (295,500)  $    139,600
                                           =============    ===========    ============   ============
Net income allocated to Limited
  Partners per Unit (60,000 Units
  outstanding)                             $        6.53    $      0.73    $      (4.93)  $       2.33
                                           =============    ===========    ============   ============


                        The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INSITUTIONAL REAL ESTATE, LTD. - 1

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                        Year Ended December 31, 1996
                                            ----------------------------------------------------
                                                                                     Pro Forma
                                                                        Previous    Statement of
                                            Statement of   Pro Forma    Pro Forma    Income and
                                             Income and   Adjustments  Adjustments    Expenses
                                              Expenses    (Unaudited)  (Unaudited)   (Unaudited)
                                            ------------  -----------  ------------  -----------
Income:
  Rental                                     $4,866,600    $(506,000)  $(2,783,700)  $1,576,900
  Interest                                      208,000         (300)                   207,700
                                             ----------    ---------   -----------   ----------
                                              5,074,600     (506,300)   (2,783,700)   1,784,600
                                             ----------    ---------   -----------   ----------
Expenses:
  Depreciation and amortization               1,144,000      (43,700)     (797,200)     303,100
  Property operating:
    Affiliates                                  227,200      (34,500)     (128,750)      63,950
    Nonaffiliates                               998,900     (107,500)     (553,450)     337,950
  Real estate taxes                             377,500      (41,200)     (173,900)     162,400
  Insurance - Affiliate                          60,400      (10,400)      (38,500)      11,500
  Repairs and maintenance                       692,200      (70,200)     (378,100)     243,900
  General and administrative
    Affiliates                                   37,800         (700)                    37,100
    Nonaffiliates                               146,800         (800)                   146,000
                                             ----------    ---------   -----------   ----------
                                              3,684,800     (309,000)   (2,069,900)   1,305,900
                                             ----------    ---------   -----------   ----------
Net income                                   $1,389,800    $(197,300)  $  (713,800)  $  478,700
                                             ==========    =========   ===========   ==========
Net (loss) allocated to General Partners     $  (89,100)   $   2,000   $    64,600   $  (22,500)
                                             ==========    =========   ===========   ==========
Net income allocated to Limited Partners     $1,478,900    $(199,300)  $  (778,400)  $  501,200
                                             ==========    =========   ===========   ==========
Net income allocated to Limited
  Partners per Unit (60,000 Units
  outstanding)                               $    24.65    $   (3.32)  $    (12.97)  $     8.35
                                             ==========    =========   ===========   ==========



The accompanying notes are an integral part of the pro forma financial statements.

                                    Page 8

              FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1)  For the purpose of the Pro Forma Balance Sheet:

    a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of March 31, 1997 to reflect the 1997 sales of the Registrant's interests in the Properties.

    b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchasers of the properties.

    c) Distributions payable has been adjusted to reflect the approximate amount of the special distributions of Sales Proceeds to Limited Partners as if such special distributions had been declared as of March 31, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the three months ended March 31, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interests in the operations of Properties sold during 1997.

                                    Page 9